American Funds Retirement Income Portfolio SeriesSM Prospectus Supplement November 27, 2015 (for prospectus dated November 1, 2015)

The "Fees and expenses of the fund" section of the prospectus for each of the funds listed below is amended by replacing the cumulative estimated expense example tables under the heading "Example" with the updated tables set forth below:

American Funds Retirement Income Portfolio – Conservative

Share classes	1 year	3 years
A	$644	$829
B	646	890
C	245	487
F-1	75	272
F-2	49	193
R-1	152	509
R-2	164	546
R-2E	123	475
R-3	123	422
R-4	68	253
R-5E	53	206
R-5	43	174
R-6	41	168

Share classes	1 year	3 years
B	$146	$490
C	145	487

American Funds Retirement Income Portfolio – Moderate

Share classes	1 year	3 years
A	$645	$832
B	647	894
C	246	490
F-1	76	275
F-2	50	196
R-1	153	512
R-2	165	549
R-2E	124	478
R-3	124	425
R-4	69	256
R-5E	54	209
R-5	44	177
R-6	42	171

Share classes	1 year	3 years
B	$147	$494
C	146	490

American Funds Retirement Income Portfolio – Enhanced

Share classes	1 year	3 years
A	$647	$837
B	649	900
C	248	497
F-1	78	282
F-2	52	203
R-1	155	518
R-2	167	555
R-2E	126	485
R-3	126	432
R-4	72	263
R-5E	56	215
R-5	46	184
R-6	44	177

Share classes	1 year	3 years
B	$149	$500
C	148	497

Keep this supplement with your prospectus.

Lit. No. MFGEBS-153-1115P CGD/10039-S52159

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY